Milestone Payment Liability	12 Months Ended
Jun. 30, 2024
Business Combinations [Abstract]
Milestone payment liability
7. Milestone payment liability
The milestone payment liability relates to an asset purchase agreement with St. Cloud Investments, LLC (“St. Cloud”) that the Company has relating to the acquisition of
REM-001.
The agreement, as amended, is dated November 26, 2012 (the “St. Cloud Agreement”). Pursuant to the terms of the St. Cloud Agreement, the Company is obligated to make certain payments under the agreement. The future contingent amounts payable under that agreement are as follows:

•
Upon the earlier of (i) a subsequent equity financing to take place after the Company conducts a Phase 2B clinical study in which fifty patients complete the study and their clinical data can be evaluated or (ii) the commencement of a clinical study intended to be used as a definitive study for market approval in any country, the Company is obligated to pay an aggregate amount of $300 in cash or an equivalent amount of common stock, with $240 to St. Cloud and $60 to an employee of the Company; and

•
Upon receipt of regulatory approval of
REM-001
Therapy, the Company is obligated to pay an aggregate amount of $700 in cash or an equivalent amount of common stock, with $560 to St. Cloud and $140 to an employee of the Company.

With respect to the $300 and $700 potential milestone payments referenced above (each a “Milestone Payment”), if either such Milestone Payment becomes payable, and in the event the Company elects to pay either such Milestone Payment in shares of its common stock, the value of the common stock will equal the average of the closing price per share of the Company’s common stock over the twenty (20) trading days following the first public announcement of the applicable event described above.
The milestone payment liability has been estimated using a scenario-based method (or “SBM”). An SBM is an income-based approach under which possible outcomes are identified, the contingent consideration payoff of each outcome is probability weighted, and then a suitable discount rate is used to arrive at the expected present value of the contingent consideration at the valuation date. The probability used in the valuation was based on published research for the probability of success of oncology companies at a similar stage of development as the Company. The discount rate was based on published rates for corporate bonds and the term was based on an estimate of the planned timing of completion of the respective development achievement that would result in payment of the respective milestones.

$ (in thousands)
Balance – June 30, 2022	163
Change in fair value estimate	3

Balance – June 30, 2023	166
Change in fair value estimate	20

Balance – June 30, 2024	186